UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/29/2004

KH Funding Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-106501

MD	521886133
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

10801 Lockwood Drive Suite 370
Silver Spring, MD 20901
(Address of Principal Executive Offices, Including Zip Code)

301-592-8100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

On November 29, 2004, Grant Thornton LLP notified KH Funding Company ("KH Funding" or "our") that it declined to stand for re-election as our independent registered public accounting firm. The reports of Grant Thornton LLP on KH Funding's financial statements for the past two fiscal years, or any year prior to that period, have not contained adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years, any subsequent interim period through the date of resignation or in any of the years prior to that period, (i) there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement(s) in connection with its report for such year, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K. KH Funding will file an amended Form 8-K as required by Securities and Exchange Commission ("SEC") rules on the effective date of Grant Thornton LLP's resignation.

KH Funding provided Grant Thornton LLP with a copy of this Form 8-K prior to its filing with the SEC and requested Grant Thornton LLP to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16 is a copy of Grant Thornton LLP's letter to the SEC dated November 30, 2004.

On November 29, 2004, the Audit Committee of KH Funding engaged Stegman & Company as KH Funding's independent accountant. KH Funding did not, nor did anyone on its behalf, consult Stegman & Company during KH Funding's two most recent fiscal years and during the subsequent interim period prior to KH Funding's engagement of Stegman & Company regarding the application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on KH Funding's financial statements. The Audit Committee's decision was based upon a review of competitive bids submitted from various accounting firms per requests made by KH Funding earlier in the year.

Stegman & Company informed KH Funding that is has completed client acceptance procedures and has accepted the audit engagement. KH Funding provided Stegman & Company with a copy of this disclosure before it was filed with the SEC.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

KH Funding Company

Date: November 30, 2004.	By:	/s/ Robert L. Harris
Robert L. Harris
President and CEO

Exhibit Index

Exhibit No.	Description
EX-16.	Letter regarding change in certifying accountant from Grant Thornton LLP